Exhibit 24

                    SPECIAL POWER OF ATTORNEY

          Each of the undersigned officers and directors of WLR Foods, Inc. (WLR Foods), a Virginia corporation, appoints
James L. Keeler and Delbert L. Seitz, or either of them (with full power to each of them to act alone) as his attorneys-in-fact and agents for him in such capacity either as an officer or director, or both, of WLR Foods, and authorizes such persons on behalf of WLR Foods, to sign and file any and all WLR Foods' registration statements, reports, schedules and other filings, and all amendments thereto, required or permitted to be filed under federal or state securities laws, including without limitation Forms 3, 4 and 5, registration statements, Form 10-K annual reports, Form 10-Q quarterly reports and Form 8-K current reports, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission, National Association of Securities Dealers, and any regulatory authority for any U.S. state or territory, and each of us hereby ratifies and confirms all that our attorneys-in-fact and agents or each of them may lawfully do or cause to be done by virtue hereof.

          WITNESS the following signatures and seals.

________________                   _________________________SEAL)
Date                               John J. Broaddus

________________                   ________________________(SEAL)
Date                               Jane T. Brookshire

________________                   ________________________(SEAL)
Date                               George E. Bryan

________________                   ________________________(SEAL)
Date                               Charles L. Campbell

________________                   ________________________(SEAL)
Date                               Stephen W. Custer

________________                   ________________________(SEAL)
Date                               Calvin G. Germroth

________________                   ________________________(SEAL)
Date                               William H. Groseclose

________________                    _______________________(SEAL)
Date                                J. Craig Hott

________________                   ________________________(SEAL)
Date                               Peter A.W. Green

________________                   ________________________(SEAL)
Date                               Herman D. Mason

________________                   ________________________(SEAL)
Date                               Charles W. Wampler, Jr.

________________                   ________________________(SEAL)
Date                               William D. Wampler

________________                   ________________________(SEAL)
Date                               Henry L. Holler

________________                   ________________________(SEAL)
Date                               Kenneth D. Marshall

________________                   ________________________(SEAL)
Date                               James L. Keeler


________________                   ________________________(SEAL)
Date                               James L. Mason

________________                   ________________________(SEAL)
Date                               V. Eugene Misner

________________                   ________________________(SEAL)
Date                               Delbert L. Seitz

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